Exhibit 10.105

WHEN RECORDED RETURN TO:

Blackwell Sanders LLP

1620 Dodge Street, Suite 2100

Omaha, Nebraska  68102

Attention: H. Dale Dixon III

THIRD LOAN MODIFICATION AND ASSUMPTION AGREEMENT

(Building F1-10: $8,406,000.00 Loan)

(Building B1-7: $533,724.77 Loan)

This Third Loan Modification and Assumption Agreement (this “Agreement”) is made and entered into as of the 3rd day of August 2007 by and between Frisco Square B1-7, F1-10, Ltd., a Texas limited partnership (“Original Borrower”), BHFS II, LLC, a Delaware limited liability company (“Successor Borrower”), and First National Bank of Omaha, a national banking association (“Lender”) (Original Borrower, Successor Borrower and Lender are sometimes collectively referred to herein as the “parties”). This Agreement is made with reference to the following facts and objectives:

A.                             Original Borrower and Lender are parties to that certain Building Loan Agreement (the “F1-10 Loan Agreement”), dated as of November 5, 2002, as modified by that certain Modification Agreement of Building Loan Agreements, Promissory Notes and Deeds of Trust and Security Agreements, dated as of June 8, 2004 (the “First Modification Agreement”), and as further modified by that certain Second Modification Agreement of Building Loan Agreements and Promissory Notes, dated as of July 7, 2005 (the “Second Modification Agreement”), pursuant to which Lender agreed to make available to Original Borrower a construction loan (the “F1-10 Loan”) represented by that certain Amended and Restated Promissory Note (the “F1-10 Note”) made and executed by Original Borrower and payable to the order of Lender in the principal amount of Eight Million Four Hundred Six Thousand and No/100ths Dollars ($8,406,000.00) dated July 7, 2005; and

B.                               Original Borrower, to secure the F1-10 Note, executed a Deed of Trust and Security Agreement, dated November 5, 2002, which was filed on November 5, 2002, as Clerk’s File No. 2002-0162818 in the Office of the County Clerk of Collin County, Texas, as amended and restated by that certain Amended and Restated Deed of Trust, Security Agreement and Financing Statement, dated as of June 8, 2004, which was filed on June 9, 2004 as Clerk’s File No. 2004-0085466 in the Office of the County Clerk of Collin County, Texas (as so amended and restated, the “F1-10 Mortgage”), encumbering certain property located in Frisco, Texas, and more particularly described on Exhibit A hereto (the “F1-10 Property”); and

C.                               Original Borrower and Lender are parties to that certain Building Loan Agreement (the “B1-7 Loan Agreement”, and together with the F1-10 Loan Agreement,

the “Loan Agreements”), dated as of November 5, 2002, as modified by the First Modification Agreement and as further modified by the Second Modification Agreement, pursuant to which Lender agreed to make available to Original Borrower a construction loan (the “B1-7 Loan,” and together with the F1-10 Loan, the “Loans”) represented by that certain Amended and Restated Promissory Note (the “B1-7 Note,” and together with the F1-10 Note, the “Notes”) made and executed by Original Borrower and payable to the order of Lender in the principal amount of Five Hundred Thirty-Three Thousand Seven Hundred Twenty-Four and 77/100ths Dollars ($533,724.77), dated June 8, 2004; and

D.                              Original Borrower, to secure the B1-7 Note, executed a Deed of Trust and Security Agreement, dated November 5, 2002, which was filed on November 5, 2002, as Clerk’s File No. 2002-0162814 in the Office of the County Clerk of Collin County, Texas, as amended and restated by that certain Amended and Restated Deed of Trust, Security Agreement and Financing Statement, dated as of June 8, 2004, which was filed on June 9, 2004 as Clerk’s File No. 2004-0085467 in the Office of the County Clerk of Collin County, Texas (as so amended and restated, the “B1-7 Mortgage”), encumbering certain property located in Frisco, Texas, and more particularly described on Exhibit B hereto (the “B1-7 Property”); and

E.                                Following the execution of the First Modification Agreement, Fairways B1-7 F1-10, LLC, a Texas limited liability company (“Fairways”), was admitted as the sole general partner of Original Borrower; and

F.                                 To further support Original Borrower’s obligations under the Loan Agreements and the Notes, David F. Stringfield, James C. Leslie, A. Brant Bryan and Cathy R. Sweeney (collectively, the “Fairways Principals”) executed and delivered to Lender that certain Amended and Restated Guaranty of Payment, dated as of March 20, 2007 (the “Fairways Principals Guaranty”); and

G.                                 On the date hereof, Original Borrower proposes to convey the F1-10 Property and the B1-7 Property to Successor Borrower. As of the date hereof, (i) the Original Borrower has failed to pay $105,814.64 which as of August 2, 2007 was due and unpaid on the F1-10 Loan; (ii) the Original Borrower has failed to pay $8,875.72 which as of August 2, 2007 was due and unpaid on the B1-7 Loan; (iii) the Fairways Principals have failed to deposit cash collateral in the amount of $200,000 with the Lender as required under the terms of the Fairways Principals Guaranty; (iv) the Original Borrower has failed to deposit $180,000 in the Reserve Account; (v) the Original Borrower has failed to maintain its corporate depository, cash management and other accounts with First National Bank Southwest, Frisco, Texas; and (vi) the Original Borrower has failed to pay all outstanding principal and accrued interest on the F1-10 Note as required under the terms of the F1-10 Loan Agreement and the F1-10 Note, and an Event of Default has occurred and is continuing under the F1-10 Loan Agreement, F1-10 Note, the F1-10 Mortgage, the B1-7 Loan Agreement, the B1-7 Note, the B1-7 Mortgage, the Fairways Principals Guaranty and the related security documents (collectively, the “Specified Defaults”). Therefore, at the special instance and request of Original Borrower and

Successor Borrower, Lender has agreed to modify the Loan Agreements, the F1-10 Note, and the related security documents as set forth below;

NOW, THEREFORE, in consideration of the premises, mutual covenants and conditions contained in this Agreement and for other good and valuable consideration, the parties agree to modify the Loan Agreements, the F1-10 Note and the related security documents as follows:

1.                                       Recitals; Definitions. The recitals set forth above are affirmed and incorporated by this reference. Capitalized terms used but not otherwise defined herein shall have their respective meanings as assigned in the Loan Agreements.

2.                                       Assumption of Loans. Successor Borrower hereby assumes and agrees to pay, perform and discharge all of the liabilities and obligations of Original Borrower under the Loan Documents, and assumes and agrees to pay and perform all of the Debt, whether now or hereafter arising, under the Loan Documents, subject to the terms and conditions contained therein, as if Successor Borrower were an original party thereto. Successor Borrower also hereby assumes and agrees to pay, perform and discharge all of the liabilities and obligations of Original Borrower under that certain Environmental Indemnity Agreement dated November 5, 2002, executed by Original Borrower in favor of Lender.

3.                                       Outstanding Balances of Loans. The parties hereto agree that, as of July 30, 2007 the amount outstanding under the F1-10 Note is $8,310,511.90 and the amount outstanding under the B1-7 Note is $531,087.96.

4.                                       Obligations Unconditional. Successor Borrower’s assumption of the Debt, and Successor Borrower’s liability to Lender under the Loan Documents, is unconditional as to Lender.

5.                                       F1-10 Term Loan Maturity Date; Waiver of Specified Defaults. Subject to the conditions set forth herein:  A) the Term Loan Maturity Date (as defined in the F1-10 Note) shall be extended to November 6, 2007, at which time the entire principal balance, if not sooner paid, plus accrued interest shall be due and payable in full; and B) the Lender hereby waives the Specified Defaults and its right to accelerate the F1-10 Loan and the B1-7 Loan, solely as such right relates to the occurrence of the Specified Defaults.

6.                                       Additional Amendments of Loan Documents.

A.                                   The Loan Agreements, the Notes, the F1-10 Deed of Trust, the B1-7 Deed of Trust and each of the other Loan Documents are hereby amended such that the term “Borrower” as used therein shall be deemed to mean Successor Borrower.

B.                                     The notice address for the Borrower under the Loan Documents is hereby changed to be as follows:  15601 Dallas Parkway, Suite 600, Addison, Texas 75001, Attn: Asset Manager.

C.                                     With respect to Section 18 of the B1-7 Loan Agreement, and Section 20 of the F1-10 Loan Agreement, the Behringer Guarantor shall be required to provide copies of signed tax returns as set forth in (a) by September 15 of each year rather than by June 15.

D.                                    The last sentence of Section 19 of the B1-7 Loan Agreement and Section 21 of the F1-10 Loan Agreement are hereby deleted in their entirety.

E.                                      Section 23(e) of the B1-7 Loan Agreement and Section 25(e) of the F1-10 Loan Agreement are hereby deleted in their entirety and replaced with the following:  “Borrower is a limited liability company duly formed and validly existing under the laws of the State of Delaware, and has the power to own property and to carry on its business in the State of Texas.

F.                                       Section 23(o) of the B1-7 Loan Agreement and Section 25(o) of the F1-10 Loan Agreement shall be deleted in their entirety and replaced with the following:  “Borrower shall cause Original Borrower and its affiliates to comply with all of the obligations of “Five Star” as set forth in that certain Frisco Square Development Agreement dated as of July 28, 2000, between the City of Frisco, Frisco Square, Ltd. and Five Star Development Co.

G.                                       Section 17(k) of the B1-7 Loan Agreement and Section 19(k) of the F1-10 Loan Agreement are hereby deleted in their entirety and replaced with the following:  “Upon the request of the Lender, Borrower shall maintain its corporate depository, cash management and other accounts with First National Bank Southwest, Frisco, Texas.”

7.                                       Effectiveness. The effectiveness of this Agreement is conditioned upon receipt by Lender on or before the date hereof of the following: A) a Guaranty Agreement (the “Behringer Guaranty”), in the form attached hereto as Exhibit C, duly executed and delivered by Behringer Harvard Opportunity REIT I, Inc., a Maryland corporation (“Behringer”), B) an endorsement to Lender’s existing mortgagee policies of title insurance with respect to the F1-10 Property and the B1-7 Property (the “Policies”) confirming that the Policies remain effective and continue to insure the F1-10 Mortgage and the B1-7 Mortgage, respectively, notwithstanding the execution, delivery and recording of this Agreement; C) legal opinions from counsel to each of Original Borrower, Successor Borrower and Behringer, in form and substance acceptable to Lender; D) immediately available funds in the amount of $105,814.64 representing amounts which as of August 2, 2007 were due and unpaid on the F1-10 Loan; E) immediately available funds in the amount of $8,875.72 representing amounts which as of August 2, 2007 were due and unpaid on the B1-7 Loan; F) immediately available funds in the amount of $200,000 representing the cash collateral required to be deposited with the Lender under the terms of the Fairways Principals Guaranty; and G) such other documents and instruments as Lender may reasonably request.

8.                                       Affirmation of Security; Cross-Default. Each of the Original Borrower and the Successor Borrower, and each Fairways Principal, acknowledges, ratifies and affirms all security for the F1-10 Note and the B1-7 Note previously given by Original Borrower to Lender in any and all security documents, including but not limited to the F1-10 Mortgage and related security documents and the B1-7 Mortgage and related security documents and the same shall remain in full force and effect as security for the F1-10 Note and as security for the B1-7 Note. If an Event of Default is declared on the F1-10 Loan Agreement, the F1-10 Note, the F1-10 Mortgage, the B1-7 Loan Agreement, the B1-7

Note, the B1-7 Mortgage, the Fairways Principals Guaranty, or any of the related security documents, then said Event of Default shall also be an Event of Default under the Behringer Guaranty. If an Event of Default is declared on the Behringer Guaranty, then said Event of Default shall also constitute an Event of Default under the F1-10 Loan Agreement, the F1-10 Note, the F1-10 Mortgage, the B1-7 Loan Agreement, the B1-7 Note, the B1-7 Mortgage, the Fairways Principals Guaranty and the related security documents.

9.                                       Effect of this Agreement. All the stipulations, provisions, conditions and covenants of the F1-10 Loan Agreement, the F1-10 Note, the F1-10 Mortgage, the B1-7 Loan Agreement, the B1-7 Note, the B1-7 Mortgage, the Fairways Principals Guaranty and all other agreements and documents made or given by Borrower or the Fairways Principals to secure payment of the F1-10 Note and the B1-7 Note, shall remain in full force and effect, as modified by this Agreement, and nothing contained in this Second Modification Agreement shall be construed to impair the security or lien of Lender nor affect nor impair any right or powers which Lender may have under the terms of the F1-10 Loan Agreement, the F1-10 Note, the F1-10 Mortgage, the B1-7 Loan Agreement, the B1-7 Note, the B1-7 Mortgage, or the Fairways Principals Guaranty. Successor Borrower hereby ratifies, affirms, reaffirms, acknowledges, confirms and agrees that the F1-10 Loan Agreement, the F1-10 Note, the F1-10 Mortgage, the B1-7 Loan Agreement, the B1-7 Note, the B1-7 Mortgage and the related security documents represent the valid, enforceable and collectible obligations of Borrower, and Borrower further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of the foregoing. Each Fairways Principal hereby consents to the transactions described in this Agreement and reaffirms his or her continuing liability under the Fairways Principals Guaranty with respect to the Loans.

The provisions of this Agreement are hereby declared and shall be considered an integral part of the F1-10 Loan Agreement, the F1-10 Note, the F1-10 Mortgage, the B1-7 Loan Agreement, the B1-7 Note, the B1-7 Mortgage, and the Fairways Principals Guaranty.

10.           Representation by Lender. Lender hereby represents to Successor Borrower that: (a) Lender is the legal and equitable owner of the F1-10 Note, the B1-7 Note, the F1-10 Mortgage, the B1-7 Mortgage and the other Loan Documents; (b) prior to the execution hereof, the Loan Documents were the only documents evidencing, securing or directly related to the Loan; (c) upon the satisfaction of the conditions set forth in Section 7 of this Agreement, any acceleration of the maturity of the F1-10 Note due solely to the occurrence of the Specified Defaults will be waived; and (d) other than the Specified Defaults which shall be waived by Lender upon the satisfaction of the conditions set forth in Section 7 of this Agreement, to the knowledge of the Lender, no event or condition which, with the giving of notice, the lapse of time, or both, would constitute an Event of Default has occurred and is continuing.

11.           Captions. The captions of the various paragraphs of this Agreement are for convenience only and do not necessarily define, limit, describe or construe the contents of the paragraphs.

12.           Expenses. All costs and expenses incurred by Lender in connection with the transactions contemplated in this Agreement, including, without limitation, title insurance costs, filing fees, recording fees, and attorneys’ fees, shall be paid by Successor Borrower.

IN TESTIMONY WHEREOF, the parties have set their hands as of the date first above written.

FRISCO SQUARE B1-7, F1-10, LTD.,
a Texas limited partnership

By:	Fairways B1-7 F1-10, LLC,
a Texas limited liability company, its general partner

By:	Fairways Frisco, L.P.,
a Texas limited partnership, its sole member

By:	Fairways Equities, LLC,
a Texas limited liability company, its general partner

By:	/s/ Cathy R. Sweeney
Name:	Cathy R. Sweeney
Title:	Manager

BHFS II, LLC,
a Delaware limited liability company

By:	/s/ Gerald J. Reihsen, III

Name:	Gerald J. Reihsen, III

Title:	Executive Vice President – Corporate Development
& Legal and Secretary

FIRST NATIONAL BANK OF OMAHA,
a national banking association

By:	/s/ Eric Musgjerd
Name:	Eric Musgjerd
Title:	Vice President

STATE OF TEXAS	)
) ss.
COUNTY OF DALLAS	)

This Instrument was acknowledged before me on August 1, 2007, by Cathy R. Sweeney, Manager of Fairways Equities, LLC, a Texas limited liability company, general partner of Fairways Frisco, L.P., a Texas limited partnership, sole member of Fairways B1-7 F1-10, LLC, a Texas limited liability company, general partner of Frisco Square B1-7, F1-10, Ltd., a Texas limited partnership, on behalf of said companies and partnerships.

Given under my hand and official seal this 1st day of August 2007.

/s/ Carol S. Martin
Notary Public

My Commission expires:

STATE OF TEXAS	)
) ss.
COUNTY OF DALLAS	)

This Instrument was acknowledged before me on August 1, 2007, by Gerald J. Reihsen, III, Executive Vice President – Corporate Development & Legal and Secretary of BHFS II, LLC, a Delaware limited liability company, on behalf of said company.

Given under my hand and official seal this 1st day of August 2007.

/s/ Catherine E. Mea
Notary Public

My Commission expires:

7/26/08

STATE OF NEBRASKA	)
) ss.
COUNTY OF DOUGLAS	)

The foregoing instrument was acknowledged before me this 26th day of July 2007, by Eric Musgjerd, Vice President of First National Bank of Omaha, a national banking association, on behalf of the association.

/s/ Tara McCurry
Notary Public

My Commission expires:

CONSENT OF GUARANTOR

David F. Stringfield, as guarantor (“Guarantor”) under that certain Amended and Restated Guaranty of Payment, dated as of March 20, 2007 (the “Fairways Principals Guaranty”), given by Guarantor with respect to the Loans, hereby consents to and affirms the terms and provisions of the foregoing Agreement, and agrees that the Fairways Principals Guaranty shall remain and continue in full force and effect with respect to the Loans, as such Loans are amended and assumed pursuant to the terms and provisions of this Agreement.

/s/ David F. Stringfield
David F. Stringfield

STATE OF TEXAS	)
) ss.
COUNTY OF DALLAS	)

This Instrument was acknowledged before me on August 1, 2007, by David F. Stringfield, known to be to be the person who executed the within instrument, and who stated that he executed the same as his free act and deed.

Given under my hand and official seal this 1st day of August 2007.

/s/ Carol S. Martin
Notary Public

My Commission expires:

CONSENT OF GUARANTOR

James C. Leslie, as guarantor (“Guarantor”) under that certain Amended and Restated Guaranty of Payment, dated as of March 20, 2007 (the “Fairways Principals Guaranty”), given by Guarantor with respect to the Loans, hereby consents to and affirms the terms and provisions of the foregoing Agreement, and agrees that the Fairways Principals Guaranty shall remain and continue in full force and effect with respect to the Loans, as such Loans are amended and assumed pursuant to the terms and provisions of this Agreement.

/s/ James C. Leslie
James C. Leslie

STATE OF TEXAS	)
) ss.
COUNTY OF DALLAS	)

This Instrument was acknowledged before me on August 1, 2007, by James C. Leslie, known to be to be the person who executed the within instrument, and who stated that he executed the same as his free act and deed.

Given under my hand and official seal this 1st day of August 2007.

/s/ Carol S. Martin
Notary Public

My Commission expires:

CONSENT OF GUARANTOR

A. Brant Bryan, as guarantor (“Guarantor”) under that certain Amended and Restated Guaranty of Payment, dated as of March 20, 2007 (the “Fairways Principals Guaranty”), given by Guarantor with respect to the Loans, hereby consents to and affirms the terms and provisions of the foregoing Agreement, and agrees that the Fairways Principals Guaranty shall remain and continue in full force and effect with respect to the Loans, as such Loans are amended and assumed pursuant to the terms and provisions of this Agreement.

/s/ A. Brant Bryan
A. Brant Bryan

STATE OF TEXAS	)
) ss.
COUNTY OF DALLAS	)

This Instrument was acknowledged before me on August 1, 2007, by A. Brant Bryan, known to be to be the person who executed the within instrument, and who stated that he executed the same as his free act and deed.

Given under my hand and official seal this 1st day of August 2007.

/s/ Carol S. Martin
Notary Public

My Commission expires:

CONSENT OF GUARANTOR

Cathy R. Sweeney, as guarantor (“Guarantor”) under that certain Amended and Restated Guaranty of Payment, dated as of March 20, 2007 (the “Fairways Principals Guaranty”), given by Guarantor with respect to the Loans, hereby consents to and affirms the terms and provisions of the foregoing Agreement, and agrees that the Fairways Principals Guaranty shall remain and continue in full force and effect with respect to the Loans, as such Loans are amended and assumed pursuant to the terms and provisions of this Agreement.

/s/ Cathy R. Sweeney
Cathy R. Sweeney

STATE OF TEXAS	)
) ss.
COUNTY OF DALLAS	)

This Instrument was acknowledged before me on August 1, 2007, by Cathy R. Sweeney, known to be to be the person who executed the within instrument, and who stated that she executed the same as his free act and deed.

Given under my hand and official seal this 1st day of August 2007.

/s/ Carol S. Martin
Notary Public

My Commission expires:

EXHIBIT A

F1-10 Property

BEING a tract of land situated in the W. B. WATKINS SURVEY, ABSTRACT 1004, in the City of Frisco, COLLIN County, Texas, said tract being a part of a tract conveyed to Frisco Square, Ltd., as recorded in Volume 4721, Page 2560, COLLIN County Clerk’s No. 2000-0081361, Deed Records COLLIN County, Texas (DRCCT), also being parts of West Main Street (a variable width right of way) as conveyed to the City of Frisco per the Conveyance Plat recorded in Cabinet N, Page 690 of the Map Records of COLLIN County, Texas (MRCCT), and being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod with “HAT” cap set for corner at the intersection of the North line of said West Main Street with the East line of Frisco Street (a variable width right of way), as recorded in said Conveyance Plat;

THENCE North 06 degrees 36 minutes 16 seconds West, along said East line, for a distance of 23.62 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, continuing along said East line, for a distance of 4.00 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, continuing along said East line, for a distance of 91.13 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, departing said East line, for a distance of 82.75 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, for a distance of 23.75 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 51 degrees 36 minutes 16 seconds East, for a distance of 10.61 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 12.20 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, for a distance of 0.75 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 17.34 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, for a distance of 0.75 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 15.19 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, for a distance of 1.50 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 25.28 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, for a distance of 1.50 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 14.77 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, for a distance of 0.75 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 17.08 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, for a distance of 81.75 feet to a 1/2 inch iron rod with “HAT” cap set for corner on the North line of said West Main St.;

THENCE South 83 degrees 23 minutes 44 seconds West, along said North line, for a distance of 31.85 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, departing said North line, for a distance of 2.50 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 83 degrees 23 minutes 44 seconds West, parallel to said North line, for a distance of 25.28 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, for a distance of 2.50 feet returning to the North line of said West Main St., to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 83 degrees 23 minutes 44 seconds West, continuing said North line, for a distance of 29.25 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, departing said North line, for a distance of 2.50 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 83 degrees 23 minutes 44 seconds West, passing at 1.40 feet, a corner of said West Main St. as shown on said Conveyance Plat, and continuing along the North line of said

West Main St., for a total distance of 19.33 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, departing said North line, for a distance of 2.50 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 83 degrees 23 minutes 44 seconds West, passing at 1.40 feet a corner of said West Main St., and continuing along the North line of said West Main St., for a total distance of 67.33 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, departing said North line, for a distance of 2.50 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 83 degrees 23 minutes 44 seconds West, passing at 1.58 feet a corner of said West Main St., and continuing along the North line of said West Main St., for a total distance of 23.08 feet to the POINT OF BEGINNING and CONTAINING 0.4245 acres (18,493 square feet) of land.

EXHIBIT B

B1-7 Property

BEING a tract of land situated in the W. B. WATKINS SURVEY, ABSTRACT 1004, in the City of Frisco, COLLIN County, Texas; said tract being a part of a tract conveyed to Frisco Square, Ltd., as recorded in Volume 4721, Page 2560, COLLIN County Clerk’s No. 2000-0081361, Deed Records, COLLIN County, Texas (DRCCT), also being parts of West Main Street (a variable width right of way) as conveyed to the City of Frisco per the Conveyance Plat recorded in Cabinet N, Page 690 of the Map Records of COLLIN County, Texas (MRCCT), and being more particularly described as follows:

BEGINNING at a 1/2 inch iron rod with “HAT” cap set for corner at the intersection of the North line of said West Main Street with the West line of Frisco Street (a variable width right of way), as recorded in said Conveyance Plat;

THENCE South 83 degrees 23 minutes 44 seconds West, along the North line of said West Main Street, passing at 21.50 feet a corner of said West Main St. as shown on said Conveyance Plat, and continuing for a total distance of 23.08 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, for a distance of 2.50 feet, returning to the North line of said West Main St. to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 83 degrees 23 minutes 44 seconds West, continuing said North line, passing at 65.93 feet a corner of said West Main St., for a total distance of 67.33 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, for a distance of 2.50 feet returning to the North line of said West Main St. to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 83 degrees 23 minutes 44 seconds West, continuing said North line, passing at 17.93 feet a corner of said West Main St., for a total distance of 19.33 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, for a distance of 2.50 feet returning to the North line of said West Main St. to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 83 degrees 23 minutes 44 seconds West, continuing said North line, for a distance of 29.25 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, departing said North line, for a distance of 2.50 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 83 degrees 23 minutes 44 seconds West, parallel to said North line, for a distance of 25.28 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, for a distance of 2.50 feet returning to the North line of said West Main St. to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 83 degrees 23 minutes 44 seconds West, continuing said North line, for a distance of 31.85 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, departing said North line, for a distance of 81.75 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 17.08 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, for a distance of 0.75 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 14.77 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, for a distance of 1.50 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 25.28 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, for a distance of 1.50 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 15.19 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, for a distance of 0.75 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 17.34 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, for a distance of 0.75 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 12.20 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 38 degrees 23 minutes 44 seconds East, for a distance of 10.61 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 06 degrees 36 minutes 16 seconds West, for a distance of 23.75 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, for a distance of 82.75 feet to a 1/2 inch iron rod with “HAT” cap set for corner on the West line of said Frisco Street;

THENCE South 06 degrees 36 minutes 16 seconds East, along said West line, for a distance of 91.13 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE North 83 degrees 23 minutes 44 seconds East, continuing along said West line, for a distance of 4.00 feet to a 1/2 inch iron rod with “HAT” cap set for corner;

THENCE South 06 degrees 36 minutes 16 seconds East, continuing along said West line, for a distance of 23.62 feet to the POINT OF BEGINNING and CONTAINING 0.4245 acres (18,493 square feet) of land.